SECURITIES
                             AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        May 18, 2007
                                                  -----------------------------


                     INTERNATIONAL FLAVORS & FRAGRANCES INC.
                        RETIREMENT INVESTMENT FUND PLAN
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               (Exact Name of Registrant as Specified in Charter)


     New York                        1-4858                     13-1432060
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(State or Other Jurisdiction        (Commission              (I.R.S. Employer
  of Incorporation)                  File Number)            Identification No.)


521 West 57th Street, New York, New York                          10019
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code          (212) 765-5500
                                                    ---------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant

     Effective as of May 18, 2007, the Administrative Committee for the International Flavors & Fragrances Inc. ("IFF") Retirement Investment Fund Plan (the "Plan") dismissed PricewaterhouseCoopers LLP ("PwC") and appointed in its place Smolin Lupin & Co., PA ("Smolin Lupin") to audit the Plan's financial statements. The Audit Committee of the Board of Directors reviewed and concurred with the Administrative Committee's decision, but was not required to, and therefore did not, specifically approve it. The reports of PwC for the years ended December 31, 2005 and December 31, 2004 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the Plan's years ended December 31, 2005 and December 31, 2004, and through May 18, 2007, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to PwC's satisfaction, would have caused PwC to make reference thereto in its reports for such years. In addition, none of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred during the Plan's years ended December 31, 2005 and December 31, 2004, and through May 18, 2007. The Plan provided PwC with a copy of the foregoing disclosures. Attached as
Exhibit 16.1 is a copy of PwC's letter, dated May 24, 2007, stating whether or not it agrees with such statements, regarding their firm.

     Effective as of May 18, 2007, the Administrative Committee appointed Smolin Lupin as the Plan's new independent registered public accounting firm. During the Plan's two years ended December 31, 2005 and December 31, 2004 and through May 18, 2007, neither the Administrative Committee, who administers the Plan, nor anyone else on the Plan's behalf, consulted with Smolin Lupin regarding any of the matters set forth in Item 304(a)(2)(i) and Item 304(a)(2)(ii) of Regulation S-K.


Item 9.01. Financial Statements and Exhibits
    (c) Exhibits.  The following exhibits are filed with this Report.

     Exhibit 16.1 Letter from PricewaterhouseCoopers LLP regarding change in Retirement Investment Fund Plan's independent registered public accounting firm.

                                                                Exhibit 16.1

May 24, 2007

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Commissioners:

We have read the statements made by the International Flavors & Fragrances Inc. Retirement Investment Fund Plan (copy attached), which we understand will be filed with the Securities and Exchange Commission, pursuant to Item 4.01 of Form 8-K, as part of the Form 8-K of the International Flavors & Fragrances Inc. Retirement Investment Fund Plan dated May 18, 2007. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,


/s/ PricewaterhouseCoopers LLP
----------------------------------
    PricewaterhouseCoopers LLP

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            INTERNATIONAL FLAVORS & FRAGRANCES INC.


Dated:  May 24, 2007        By:    /s/  Steven J. Heaslip
                                 ------------------------------------
                            Name:       Steven J. Heaslip
                            Title:      Chairman Administrative Committee
                                        International Flavors & Fragrances Inc.
                                        Retirement Investment Fund Plan